================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                             ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          DAYTON SUPERIOR CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             [DAYTON SUPERIOR LOGO]

                          DAYTON SUPERIOR CORPORATION
                               721 Richard Street
                             Miamisburg, Ohio 45342
                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 8, 1997
                               ------------------

To the Shareholders of
Dayton Superior Corporation:

     NOTICE HEREBY IS GIVEN that the 1997 Annual Meeting of Shareholders of Dayton Superior Corporation will be held at the Dayton Marriott Hotel, 1414 South Patterson Boulevard, Dayton, Ohio, at 9:30 a.m., EDT, on Thursday, May 8, 1997 for the purpose of considering and voting upon:

          1. Election of six directors for a one-year term.

          2. Approval of the 1997 Stock Option and Restricted Stock Plan.

          3. Approval of the 1997 Nonemployee Directors Stock Option Plan.

          4. Transaction of such other business as properly may come before the meeting or any adjournments thereof.

     The close of business on March 14, 1996 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment.

     Please complete, date, sign and return the enclosed proxy in the envelope provided. Your prompt response will be appreciated.

                                           By Order of the Board of Directors,

                                           /s/ Douglas L. Good

                                           Douglas L. Good
                                           Secretary

Dayton, Ohio
March 27, 1997

                             [DAYTON SUPERIOR LOGO]

                          DAYTON SUPERIOR CORPORATION
                               721 RICHARD STREET
                             MIAMISBURG, OHIO 45342
                               ------------------

                                PROXY STATEMENT
                                      FOR
                      1997 ANNUAL MEETING OF SHAREHOLDERS
                               ------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Dayton Superior Corporation, an Ohio corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders to be held on May 8, 1997 and any adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about March 27, 1997.

     Holders of record of the Class A Common Shares, without par value ("Class A Shares"), and Class B Common Shares, without par value ("Class B Shares"), of the Company on March 14, 1997 will be entitled to vote at the meeting. On that date there were 4,225,454 Class A Shares and 1,466,350 Class B Shares outstanding. All of the outstanding Class B Shares are held by Ripplewood Holdings L.L.C. The holders of the Class A Shares are entitled to one vote per share, and the holder of the Class B Shares is entitled to ten votes per share, with respect to any matter submitted to a vote of the shareholders. The holders of the Class A Shares and the Class B Shares (together, the "Common Shares"), will vote together as a single class on all matters to be considered at the meeting. The holders of the Class A Shares have approximately 22.4% of the voting power of the Company, and the holder of the Class B Shares has approximately 77.6% of the voting power of the Company. The holders of the Common Shares do not have cumulative voting rights.

     All Common Shares represented by properly executed proxies in the accompanying form received by the Company in sufficient time to permit examination and tabulation before a vote is taken will be voted in accordance with the directions of the shareholder specified on the proxy. IF NO DIRECTIONS HAVE BEEN SPECIFIED BY MARKING THE APPROPRIATE SQUARES ON THE PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. A shareholder signing and returning the accompanying proxy has the power to revoke it at any time prior to its exercise by delivering to the Company a later dated proxy or by giving notice to the Company in writing or in open meeting but without affecting any vote previously taken.

     The holders of Common Shares entitling them to a majority of the voting power of the Company must be present in person or by proxy at the Annual Meeting to constitute a quorum for conducting business. Shares represented by proxies received by the Company will be counted as present at the Annual Meeting for purposes of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. Directors will be elected by a plurality of the votes cast, while, under the Company's Code of Regulations, the vote required for approval of each other matter to be considered at the Annual Meeting will be a majority of the shares present in person or by proxy at the meeting. Abstentions and broker non votes are counted as shares present at the meeting for purposes of determining the presence of a quorum and, except in the election of directors, have the effect of a vote against each matter considered by the shareholders.

                             ELECTION OF DIRECTORS

     The Company's Board of Directors consists of six directors. At the 1997 Annual Meeting, the shareholders will elect six directors to hold office until the next Annual Meeting of Shareholders.

     The six persons who have been nominated for election as directors are William F. Andrews, John A. Ciccarelli, Timothy C. Collins, Matthew O. Diggs, Jr., Matthew M. Guerreiro and Robert B. Holmes, all of whom presently are directors of the Company. It is the intention of the holders of the proxies in the accompanying form to vote for the election of these six nominees, unless authorization to do so is withheld. The holders of the proxies may, in their discretion, vote for substitute nominees in the event that any nominee becomes unable to serve for any reason presently unknown.

                                    NOMINEES

WILLIAM F. ANDREWS

     Mr. Andrews, age 65, has been a director since February 1997. Mr. Andrews has been Chairman of Schrader-Bridgeport International, Inc., a manufacturer of tire valves and automotive accessories, and Chairman of Scovill Fasteners Inc., a manufacturer of apparel and industrial fasteners, since 1995. Mr. Andrews was Chairman, President and Chief Executive Officer of Amdura Corporation (formerly American Hoist & Derrick Co.), a speciality manufacturer, from 1993 until 1995 and President and Chief Executive Officer of UNR Industries, Inc., a manufacturer of steel products, from 1991 to 1993. Mr. Andrews is a director of Black Box Corp., Corrections Corporation of America, Johnson Controls, Inc., Katy Industries, Navistar International Corporation, Northwestern Steel & Wire Co., and Southern New England Telecommunications Corporation.

JOHN A. CICCARELLI

     Mr. Ciccarelli, age 57, has been President of the Company since 1989 and has been Chief Executive Officer and a director of the Company since 1994.

TIMOTHY C. COLLINS

     Mr. Collins, age 40, has been a director of the Company since 1991 and was Chairman of the Board of Directors from June 1994 until December 1995. Mr. Collins is Senior Managing Director and Chief Executive Officer of Ripplewood Holdings L.L.C., a private holding company formed by him in October 1995 ("Ripplewood"). From February 1990 to October 1995, Mr. Collins was a Senior Managing Director of Onex Investment Corp. (New York), a management company for the United States investments of Onex Corporation, an Ontario corporation listed on the Toronto and Montreal Stock Exchanges. Mr. Collins also is a director of Scotsman Industries, Inc., Danielson Holding Corp. and several privately-held companies.

MATTHEW O. DIGGS, JR.

     Mr. Diggs, age 64, has been a director of the Company since October 1995 and non-executive Chairman of the Board of Directors since December 1995. Mr. Diggs has been Chief Executive Officer of The Diggs Group, a private investment firm, since 1990. Mr. Diggs also has been the non-executive Chairman of Ripplewood since its inception in October 1995. From 1991 to 1994, Mr. Diggs was Chairman of The Delfield Company, a manufacturer of food service equipment. Mr. Diggs also is a director of Scotsman Industries, Inc., Tower Automotive, Inc., Cavert Wire Company, Inc. and Bank One, Dayton, N.A.

MATTHEW M. GUERREIRO

     Mr. Guerreiro, age 40, has been a director of the Company since February 1994. Mr. Guerreiro has been a principal of Ripplewood since Ripplewood was formed in October 1995. From August 1992 to October 1995, Mr. Guerreiro was a principal in the New York office of Onex Investment Corp. (New York) and from April 1989 to March 1992 he was a Vice President of Mergers and Acquisitions with Salomon Brothers Inc.

ROBERT B. HOLMES

     Mr. Holmes, age 65, has been a director of the Company since March 1996. Mr. Holmes is a director of Mitsubishi International Corporation and Atlantic Bank, N.A., an advisory director of Ripplewood and a principal of the Lens Fund, a private investment company.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

     There were four meetings of the Board of Directors during 1996. The committees of the Board of Directors are the Executive Committee (consisting of Messrs. Ciccarelli (Chairman), Collins and Diggs), which did not meet in 1996; the Audit Committee (consisting of Messrs. Andrews, Diggs and Holmes (Chairman)), which held one meeting in 1996; and the Compensation and Benefits Committee (consisting of Messrs. Collins, Diggs (Chairman) and Guerreiro), which held one meeting in 1996. The Board of Directors does not have a Nominating Committee or other committee with a similar function.

     The Executive Committee may exercise any of the authority of the Board of Directors (except as to certain matters that are not delegable) between meetings of the Board. In practice, the Executive Committee would act only in special situations.

     The Audit Committee recommends annually to the Board of Directors for its approval the engagement of the independent public accountants, verifies and assures their independence, reviews the professional services they provide, reviews the fees charged for audit and non-audit services, reviews the broad scope of the internal and external audit programs, and reviews with the independent public accountants, at the completion of their audit, the Company's financial statements and matters relating to the audit. The Committee reports its findings and recommendations to the Board of Directors.

     The Compensation and Benefits Committee is responsible for assuring that the officers and key management of the Company are effectively compensated in terms of salaries, incentive compensation and benefits which are internally equitable and externally competitive. The Compensation and Benefits Committee is responsible for setting the compensation of the executive officers.

     Directors who are not employees of the Company or Ripplewood receive an annual retainer of $20,000 payable in Class A Shares for services as a director. If the proposed 1997 Nonemployee Directors Stock Option Plan is approved by the shareholders, commencing at the Annual Meeting these directors also will receive an annual grant of an option to purchase 2,000 Class A Shares at an exercise price equal to the fair market value of a Class A Share on the grant date. Directors who are also employees of the Company or Ripplewood receive no additional remuneration for serving as directors.

     During 1996, each director attended at least 75% of the meetings of the Board of Directors and the committees on which he served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     During 1996, the Compensation and Benefits Committee of the Board of Directors consisted of Matthew O. Diggs (Chairman), Jr., Matthew M. Guerreiro, and Timothy C. Collins. Messrs. Collins, Diggs and Guerreiro are Senior Managing Director and Chief Executive Officer, non-executive Chairman of the Board and a principal, respectively, of Ripplewood. In 1996, the Company paid Ripplewood a management fee of $125,000 for the period between January 1, 1996 and June 25, 1996, the date of the initial public offering of the Class A Shares (the "Initial Offering"), and a fee of $600,000 for additional services provided by Ripplewood in connection with the Initial Offering and related transactions. Following the Initial Offering, the Company no longer paid any management fee to Ripplewood. In addition, in 1996 the Company paid Ripplewood $175,000 as reimbursement for the allocable cost of certain insurance policies which covered both the Company and Ripplewood for the period from October 15, 1995 to October 15, 1996.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of the Company and owners of more than 10% of the outstanding Common Shares to file an initial ownership report with the Securities and Exchange Commission and the New York Stock Exchange and a monthly or annual report listing any subsequent change in their ownership of Common Shares. Copies of these reports also must be furnished to the Company.

     Based solely upon a review of copies of the forms filed under Section 16(a) and furnished to the Company and written representations from reporting persons, the Company believes that all filing requirements applicable to such reporting persons were complied with except that, due to an inadvertent error, the initial report on Form 3 of each person who become a reporting person as a result of the Initial Offering was not filed, as required, at the time the Company's Registration Statement on Form 8-A under the Securities Exchange Act of 1934 became effective; however, each such person filed the required Form 3 within nine days thereafter.

                           OWNERSHIP OF COMMON SHARES

DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is information as of February 10, 1997 with respect to Common Shares of the Company beneficially owned by each director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group.

                                                                  NUMBER OF CLASS B
                                   NUMBER OF CLASS A SHARES         COMMON SHARES           % OF
                                   BENEFICIALLY OWNED AS OF    BENEFICIALLY OWNED AS OF    COMMON
       INDIVIDUAL OR GROUP           FEBRUARY 10, 1997(1)        FEBRUARY 10, 1997(2)      SHARES
---------------------------------  ------------------------    ------------------------    ------
William F. Andrews...............                --                           --              --
Richard L. Braswell (3)..........            15,800                           --               *
Mario J. Catani..................            62,500                           --             1.1 %
John A. Ciccarelli(4)............           181,500                           --             3.1 %
Timothy C. Collins(5)............                --                    1,466,350            25.9 %
Michael C. Deis, Sr. (6).........            24,950                           --               *
Matthew O. Diggs, Jr.(7).........           125,000                           --             2.2 %
Matthew M. Guerreiro (8).........                --                           --              --
Robert B. Holmes.................             3,000                           --               *
James C. Stewart (9).............            24,950                           --               *
Directors and Executive Officers
  As a Group (14 persons)........           508,900                    1,466,350            33.4 %

---------------

* Signifies less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes sole or shared voting or investment power with respect to the shares. Includes the number of Class A Shares subject to outstanding options exercisable within 60 days. Unless otherwise indicated, voting and investment power are exercised solely by each individual and/or a member of his household.

(2) Each of the Class B Shares is convertible, at the option of the holder, into one Class A Share at any time. The holder of the Class B Shares is entitled to ten votes per share.

(3) Includes 12,350 Class A Shares which may be acquired upon the exercise of stock options.

(4) Includes 144,000 Class A Shares which may be acquired upon the exercise of stock options.

(5) Timothy C. Collins is the Senior Managing Director and Chief Executive Officer of Ripplewood, and the only Common Shares beneficially owned by him are the Class B Shares held of record by Ripplewood. See "Principal Shareholders".

(6) Includes 18,600 Class A Shares which may be acquired upon the exercise of stock options.

(7) Matthew O. Diggs, Jr. is non-executive Chairman of the Board of Ripplewood. His shareholdings in the Company do not include Common Shares beneficially owned by Ripplewood.

(8) Matthew Guerreiro is a principal of Ripplewood; however, he has no beneficial ownership of any Common Shares owned by Ripplewood.

(9) Includes 18,600 Class A Shares which may be acquired upon the exercise of stock options.

PRINCIPAL SHAREHOLDERS

     Set forth below is certain information about the only shareholders known by the Company to be a beneficial owner of more than 5% of the outstanding Common Shares of the Company as of the most recent practicable date prior to the date of this Proxy Statement.

                                          NUMBER OF        NUMBER OF
                                            CLASS            CLASS
                                           A SHARES         B SHARES         % OF          % OF
                                         BENEFICIALLY     BENEFICIALLY      CLASS A       COMMON
           NAME AND ADDRESS                OWNED(1)         OWNED(1)       SHARES(1)     SHARES(1)
--------------------------------------   ------------     ------------     ---------     ---------
Ripplewood Holdings L.L.C.(2)                    --         1,466,350        25.9%         25.9%
  Timothy C. Collins
  Collins Family Partners, L.P.
  Collins Family Partners, Inc.
  712 Fifth Avenue, 49th Floor
  New York, NY 10019
Brinson Partners, Inc.(3)                   484,600                --        11.5%          8.6%
  Brinson Trust Company
  Brinson Holdings, Inc.
  SBC Holding (USA), Inc.
  Swiss Bank Corporation
  209 South LaSalle
  Chicago, Illinois 60604-1295
Skyline Asset Management, L.P.(4)           358,200                --         8.5%          6.3%
  31 South Wacker Drive
  Suite 4500
  Chicago, Illinois 60606
Janus Capital Corporation(5)                302,800                --         7.2%          5.3%
  Thomas H. Bailey
  Janus Venture Fund
  100 Fillmore Street, Suite 300
  Denver, Colorado 80206-4923

                                          NUMBER OF        NUMBER OF
                                            CLASS            CLASS
                                           A SHARES         B SHARES         % OF          % OF
                                         BENEFICIALLY     BENEFICIALLY      CLASS A       COMMON
           NAME AND ADDRESS                OWNED(1)         OWNED(1)       SHARES(1)     SHARES(1)
--------------------------------------   ------------     ------------     ---------     ---------
U.S. Bancorp.(6)                            275,300                --         6.6%          4.9%
  Qualivest Capital Management, Inc.
  111 S.W. W. Fifth Avenue
  Portland, Oregon 97204
Wellington Management                       256,000                --         6.1%          4.5%
  Company, LLP(7)
  75 State Street
  Boston, Massachusetts 02109
Loomis, Sayles & Company, L.P.(8)           239,300                --         5.7%          4.2%
  One Financial Center
  Boston, Massachusetts 02111

---------------

(1) Based on a total of 4,199,200 Class A Shares and 1,466,350 Class B Shares outstanding on February 10, 1997. Each Class B Share is convertible at any time, at the option of the holder, into one Class A Share. The holder of the Class B Shares is entitled to ten votes per share.

(2) As reported in a Schedule 13G dated February 12, 1997 filed with the Securities and Exchange Commission, these Class B Shares of the Company (which are the only Class B Shares outstanding) are held by Ripplewood, a limited liability company of which Collins Family Partners, L.P. is the Class A Member with the power to appoint a majority of the directors of Ripplewood. Timothy C. Collins, a director of the Company, is the President and controlling shareholder of Collins Family Partners, Inc., the general partner of Collins Family Partners, L.P., and the Senior Managing Director and Chief Executive Officer of Ripplewood. Ripplewood, Mr. Collins, Collins Family Partners, L.P. and Collins Family Partners, Inc. reported shared voting and dispositive power with respect to all 1,466,350 Class B Shares. The Class B Shares are convertible into Class A Shares on a one-for-one basis.

(3) As reported in a Schedule 13G dated February 12, 1997 filed with the Securities and Exchange Commission jointly by Brinson Partners, Inc., Brinson Trust Company, Brinson Holdings, Inc., SBC Holding (USA), Inc. (222 Broadway, New York, New York 10038), and Swiss Bank Corporation (Aeschenplatz 6 CH-4002, Basel, Switzerland) with respect to 484,600 Class A Shares held by Brinson Partners, Inc., a registered investment advisor, and its subsidiary, Brinson Trust Company, a bank. Brinson Partners, Inc. is a subsidiary of SBC Holding (USA), Inc., which is a subsidiary of Swiss Bank Corporation. They reported shared voting and dispositive power with respect to all 484,600 Class A Shares.

(4) As reported in a Schedule 13G dated February 12, 1997 filed with the Securities and Exchange Commission by Skyline Asset Management, L.P., a registered investment adviser, with respect to Class A Shares held by its clients. Skyline Asset Management, L.P. reported shared voting and dispositive power with respect to 358,200 Class A Shares.

(5) As reported in Amendment No. 2 to a Schedule 13G dated February 10, 1997 filed with the Securities and Exchange Commission by Janus Capital Corporation, Thomas H. Bailey and Janus Venture Fund, Janus Capital Corporation is a registered investment advisor which furnishes investment advice to several registered investment companies (including Janus Venture
    Fund) and industrial and institutional clients which hold Class A Common Shares. Mr. Bailey is the President, Chairman of the Board and a stockholder of Janus Capital Corporation. Janus Capital Corporation, Mr. Bailey and Janus Venture Fund reported shared voting and dispositive power with respect to all 302,800 Class A Shares.

(6) As reported in Amendment No. 3 to a Schedule 13G filed with the Securities and Exchange Commission, U.S. Bancorp, a national bank, beneficially owns 140,700 Class A Shares held by its trust group and 134,600 Class A Shares beneficially owned by Qualivest Capital Management, Inc., a registered investment advisor and indirect wholly-owned subsidiary of U.S. Bancorp. which acts as investment advisor to The Qualivest Funds, a registered investment company. U.S. Bancorp and Qualivest Capital Management, Inc. reported sole voting power with respect to 273,800 Class A Shares, sole dispositive power with respect to 138,300 Class A Shares and shared dispositive power with respect to 400 Class A Shares.

(7) As reported in a Schedule 13G dated January 24, 1997 filed with the Securities and Exchange Commission by Wellington Management Company, LLP, a registered investment adviser, with respect to certain Class A Shares owned by its clients. Wellington Management Company, LLP reported shared voting power with respect to 150,400 Class A Shares and shared dispositive power with respect to 256,000 Class A Shares.

(8) As reported in a Schedule 13G dated February 13, 1997 filed with the Securities and Exchange Commission, Loomis, Sayles & Company L.P., a registered investment adviser, reported sole voting power with respect to 89,200 Class A Shares and shared dispositive power with respect to 239,300 Class A Shares.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     In 1996, the Company paid Ripplewood a management fee of $125,000 for the period from January 1, 1996 through July 25, 1996 (the date the Company's Initial Offering was completed) and an additional fee of $600,000 for additional services provided in connection with the Offering and related transactions. The fee paid by the Company to Ripplewood in connection with the Initial Offering and related transactions may not have been on as favorable terms to the Company as could have been obtained from a non-affiliate. The Company also agreed to indemnify Ripplewood against losses arising from Ripplewood's performance of management and financial advisory services on behalf of the Company. After completion of the Initial Offering, the Company no longer paid a management fee to Ripplewood. In 1996, the Company also paid Ripplewood $175,000 as reimbursement for the allocable cost of certain insurance policies purchased by Ripplewood which covered both the Company and Ripplewood for the period from October 15, 1995 to October 15, 1996. In addition, the Company, Ripplewood and certain other shareholders are parties to a shareholder agreement which contains, among other things, provisions with respect to the transfer of shares and registration rights. Timothy C. Collins, Matthew O. Diggs, Jr.,

Matthew M. Guerreiro and Robert B. Holmes, directors of the Company, are the Senior Managing Director and Chief Executive Officer, non-executive Chairman of the Board, a principal and advisory director, respectively, of Ripplewood.

                      REPORT OF COMPENSATION AND BENEFITS
                      COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation and Benefits Committee of the Board of Directors (the "Compensation Committee") consists of three directors, none of whom are employed by the Company. The Compensation Committee has broad responsibility for assuring that the officers and key management of the Company are effectively compensated in terms of salaries, incentive compensation and benefits which are internally equitable and externally competitive. The Compensation Committee is responsible for setting the compensation of the executive officers.

BASE SALARIES

     The Compensation Committee's primary objective in establishing base salaries is to provide salaries that are competitive with similar positions in comparably-sized manufacturing companies. For purposes of making this determination, the Compensation Committee relies upon national survey information with respect to a peer group of such companies (which is not comparable to the peer group used for purposes of the Performance Graph included elsewhere in this Proxy Statement). The survey information is provided by compensation consultants retained by the Company who select the peer group and use both publicly-available and private surveys available to them to develop such information. In seeking to provide what the Compensation Committee believes is competitive compensation for the executive officers, it has set base salaries which have tended to be near the median for the peer group. The Compensation Committee annually reviews the base salaries of the executive officers and, within the foregoing framework, may adjust individual base salaries based on changes in the peer group, individual performance and the effects of inflation.

     Mr. Catani is the only executive officer of the Company who is a party to an employment agreement (Mr. Catani entered into this agreement with the Company's Dur-O-Wal, Inc. subsidiary ("Dur-O-Wal") at the time the Company acquired Dur-O-Wal in October 1995). Mr. Catani's employment agreement provides for an initial annual base salary of $127,000, which is subject to annual adjustment by the Compensation Committee using the same criteria as for other executive officers of the Company.

ANNUAL INCENTIVE BONUSES

     The annual incentive bonus component of each executive officer's compensation is determined in accordance with the Company's Incentive Bonus Program. The participants in the program (other than the President of the Company) are selected by the President with the approval of the Compensation Committee and, in 1996, all executive officers participated in the program. Prior to the beginning of each year, the President recommends to the Compensation Committee for approval a targeted incentive award (expressed as a percentage of base salary) for each participant in the program other than himself. For

1996, the targeted incentive bonus for each executive officer other than Mr. Ciccarelli was 50% of the officer's base salary (40% in the case of Mr. Catani). In approving the targeted incentive bonus percentage, the Compensation Committee seeks to provide combined cash compensation (base salary and incentive bonus opportunity) that, if the incentive bonus targets are achieved, will be competitive with similar positions in the peer group. Based on the survey information provided by the Company's compensation consultants, the combined cash compensation of the executive officers has tended to be near the median of the peer group.

     Each individual's incentive bonus for 1996 was based on three independent components of approximately equal size: the degree to which the Company as a whole achieved specified financial targets, the degree to which the executive's product division (concrete accessories, masonry accessories or concrete paving products) or functional division (corporate administration) achieved specified financial targets; and the degree to which the Company successfully achieved certain nonfinancial goals specified in the Company's business plan. Notwithstanding the independence of the components, achieving a predetermined minimum level of earnings was a condition to any bonuses being paid, and a limit was placed on the aggregate amount of all incentive bonuses.

     The financial targets for the Company-wide and divisional components of the incentive bonuses were based on achieving targeted earnings before interest and taxes, sales growth, and discretionary cash flow, with the first target being the most significant factor. For each of these elements, there was a specified minimum threshold level of performance (below which no incentive bonus was payable), based on 80% of the targeted performance set forth in the Company's business plan; a targeted level of performance (at which the full targeted incentive bonus was payable), based on 100% of the targeted performance set forth in the Company's business plan; and a maximum level of performance (above which there was no further increase in the amount of the incentive bonus), based on 120% of the targeted performance set forth in the Company's business plan. For 1996, the Company and the divisions performed at or near the maximum levels of performance, which resulted in the payment of incentive bonuses which were near the maximum payable under the program.

STOCK OPTIONS

     The Compensation Committee believes that equity-based compensation such as stock options serve to align the long-term interests of the executives and the shareholders by creating a direct link between executive compensation and shareholder return. In 1994 and 1995, the Company granted stock options to a number of its salaried employees, including all individuals who then were executive officers. All of these options became fully exercisable at the time of the Company's Initial Offering in June 1996. The Compensation Committee believes, however, that the Company's 1996 Stock Option Plan (under which options to purchase only a maximum of 100,000 Class A Shares were authorized) does not provide it with a sufficient number of Class A Shares to implement an effective ongoing equity-based long-term incentive compensation program. As a result, since the 1995 option grants, no additional stock options have been granted to any of the executive officers, other than a grant to one newly-hired executive officer to replace stock options forfeited when he left his former employer. If the 1997 Stock Option and Restricted Stock Plan is approved by the shareholders at the Annual Meeting, the Compensation Committee anticipates that stock options will again become an important component of executive compensation in the future.

CHIEF EXECUTIVE OFFICER

     Mr. Ciccarelli's base salary increased to $194,454 in 1996 from $175,529 in 1995. In addition, Mr. Ciccarelli's incentive bonus award under the Incentive Bonus Program with respect to 1996 was $120,000. Under the terms of the Company's Incentive Bonus Program, Mr. Ciccarelli's targeted incentive bonus is separately determined by the Compensation Committee, primarily based on the financial performance of the Company as a whole . As with the other executive officers, the Compensation Committee attempts to establish a combined base salary and bonus opportunity for Mr. Ciccarelli that is competitive with the peer group; however, the Compensation Committee also believes that Mr. Ciccarelli's incentive bonus opportunity should represent a relatively larger percentage of his combined compensation than for the other executive officers. In increasing Mr. Ciccarelli's base salary and determining Mr. Ciccarelli's incentive bonus for 1996, the Compensation Committee considered in particular Mr. Ciccarelli's contributions to the successful completion of the Company's Initial Offering and the integration of Dur-O-Wal into the Company in 1996, the continued improvement in the Company's financial performance, with both record sales and earnings in 1996, and the accomplishment of major strategic goals such as the expansion of the Company's concrete paving products business.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the ability of the Company to deduct compensation paid to a corporation's chief executive officer and four other most highly compensated officers to a maximum of $1,000,000 per executive per year, with certain exceptions. The Compensation Committee has considered the possible impact of this limitation on the cost to the Company of its current compensation plans. The Compensation Committee does not anticipate that any portion of the Company's deduction for employee compensation will be unavailable as a result of Section 162(m) in 1996 or in future years by reason of compensation paid or awarded in 1996. The Compensation Committee intends to review the Company's executive compensation policies on an ongoing basis and propose modifications to those plans as appropriate in order to avoid or minimize any disallowance of deductions under Section 162(m), unless at the time the Compensation Committee believes that compliance with Section 162(m) would not be in the best interests of the Company and its shareholders.

                                 THE COMPENSATION AND BENEFITS COMMITTEE
                                       MATTHEW O. DIGGS, JR., Chairman
                                       TIMOTHY C. COLLINS
                                       MATTHEW M. GUERREIRO

                             EXECUTIVE COMPENSATION

     Information is set forth below with respect to the compensation for services performed for the Company during the fiscal years ended December 31, 1995 and 1996 for Mr. Ciccarelli and each of the other four most highly compensated executive officers who were serving as executive officers at December 31, 1996.

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                                                ----------------------------
                                                                                   AWARDS
                                              ANNUAL COMPENSATION               -------------      PAYOUTS
                                     --------------------------------------        SHARES         ----------
                                                               OTHER ANNUAL      UNDERLYING       LONG TERM       ALL OTHER
     NAME AND PRINCIPAL               SALARY       BONUS       COMPENSATION        OPTIONS        INCENTIVE      COMPENSATION
          POSITION          YEAR       ($)          ($)            ($)             (#)(1)         PAYOUTS($)        ($)(2)
--------------------------------     --------     --------     ------------     -------------     ----------     ------------
John A. Ciccarelli          1996     $194,454     $120,000             --               --            --            $3,000
President and Chief         1995      175,529      105,000             --           40,000            --             3,000
Executive Officer
Mario J. Catani(3)          1996     $132,000     $ 34,800       $394,019(4)            --            --            $7,496
President of Dur-O-Wal      1995       26,458       34,000             --               --            --             1,085
James C. Stewart            1996     $100,115     $ 55,400             --               --            --            $2,176
Vice President,             1995       93,923       43,000             --            3,000            --             2,578
Western Division
Michael C. Deis, Sr.        1996     $ 96,200     $ 53,700             --               --            --            $2,016
Vice President              1995       87,362       45,000             --            3,000            --             2,407
Eastern Division
Richard L. Braswell         1996     $ 97,923     $ 48,000             --               --            --            $2,205
Vice President,             1995       93,923       43,000             --            4,000            --             2,754
Finance and Treasurer

---------------

(1) Options to purchase Class A Shares were granted under the Company's 1995 Stock Option Plan at an exercise price of $4.00 per share, the fair market value at the time of the grant. The options have a term of ten years and are immediately exercisable.

(2) Employer matching contributions under the Company's Savings (401(k)) Plan and, for Mr. Catani, an amount accrued under the Company's Executive Compensation Plan, which is a nonqualified, unfunded retirement plan for certain executives of Dur-O-Wal who do not participate in the Company's Employees Retirement Plan.

(3) At the time the Company acquired Dur-O-Wal in October 1995, Dur-O-Wal entered into an employment agreement with Mr Catani. The salary shown for Mr. Catani for 1995 is the amount paid for the portion of the year during which Dur-O-Wal was owned by the Company; however, the incentive bonus shown was paid in 1996 with respect to all of 1995. Mr. Catani's employment agreement provides for a base salary of $127,000 (subject to annual review and possible increase by the Dur-O- Wal Board of Directors) and an annual incentive compensation opportunity in an unspecified amount. The employment agreement also provides for certain other benefits, including participation by Mr. Catani in the Executive Compensation Plan. The agreement terminates in the event of Mr. Catani's death or total disability and also may be terminated, effective as of December 31, 1997 or as of any December 31 thereafter by Dur-O-Wal for cause; by either party upon at least 90 days written notice given to the other party; by Dur-O-Wal at any other time upon 30 days notice (in which case Dur-O-Wal must continue to pay Mr. Catani his base salary through the first anniversary of the termination); and by Mr. Catani at any other time upon 30 days notice. Under the agreement, the Company has the right, if Mr. Catani's employment terminates for any reason prior to October 16, 1997, to repurchase the Class A Shares acquired by Mr. Catani from the Company for the price paid by him for such shares.

(4) Amounts paid in connection with the termination in 1996 of a supplemental retirement arrangement and a deferred compensation arrangement established by Dur-O-Wal for Mr. Catani's benefit in 1986.

FISCAL 1996 STOCK OPTION GRANTS

     No stock options were granted to any of the named executive officers in 1996.

FISCAL YEAR-END OPTION VALUES

     The following table sets forth information for each of the executive officers named in the Summary Compensation Table with respect to the number and value of all unexercised options held by them at December 31, 1996. No options were exercised by any of the named executive officers in 1996.

                         FISCAL YEAR-END OPTION VALUES

                                      NUMBER OF SHARES
                                         UNDERLYING               VALUE OF UNEXERCISED
                                   UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                                          12/31/96                   AT 12/31/96(1)
                                  -------------------------     -------------------------
             NAME                 EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
------------------------------    -------------------------     -------------------------
John A. Ciccarelli............            144,000/0                   $ 1,525,869/0
Mario J. Catani...............                  -0-                             -0-
James C. Stewart..............             18,600/0                   $   201,505/0
Michael C. Deis, Sr...........             18,600/0                   $   201,505/0
Richard L. Braswell...........             12,350/0                   $   129,704/0

---------------

(1) Represents the excess of the market value at December 31, 1996 of the Class A Shares subject to the options over the aggregate option exercise price.

PENSION PLAN

     The Company's Employees Retirement Plan provides retirement benefits based upon an individual participant's years of service and final average compensation (but not in excess of $150,000, which is the maximum amount of compensation on which benefits can accrue under the law in effect in 1996) for the highest five consecutive years of earnings during the last ten years of credited service. The compensation covered by the Employees Retirement Plan includes wages plus any normal incentive award or bonus, but does not include certain special discretionary bonuses. Benefits under the Employees Retirement Plan are limited to the extent required by provisions of the Internal Revenue Code of 1986, as amended, and the Employment Retirement Income and Security act of 1974, as amended.

     The following table sets forth the estimated annual retirement benefits under the Employees Retirement Plan payable on a straight-life annuity basis to participants in the specified compensation and years-of-service categories, assuming continued active service until normal retirement age and that the Employees Retirement Plan is in effect at such time. Benefits are not subject to deduction for social security or other offset amounts. Each of the named executive officers (other than Mr. Catani, who does not participate in the Employees Retirement Plan) has seven years of credited service under the Employees Retirement Plan.

                               PENSION PLAN TABLE

                                                  YEARS OF SERVICE
                         -------------------------------------------------------------------
REMUNERATION               10          15          20          25          30          35
------------             -------     -------     -------     -------     -------     -------
  $125,000               $16,328     $24,492     $32,656     $40,820     $48,984     $57,147
   150,000                19,828      29,742      39,656      49,570      59,484      69,397
   175,000 and above      21,228      31,842      42,456      53,070      63,684      74,297

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return to shareholders on the Company's Class A Shares since the completion of the Initial Offering on June 25, 1996 with the cumulative total return of the Russell 2000 Company Group Index and a peer group (the "Peer Group") of construction supply companies consisting of Calmat Co., Gibraltar Steel Corporation, Granite Construction Incorporated, Holophane Corporation, Lafarge Corporation, Olympic Steel, Inc., OM Group, Inc., Simpson Manufacturing Co., Inc., Texas Industries, Inc. and Vulcan Materials Company. The graph depicts the value on December 31, 1996 of a $100 investment made on June 30, 1996 in the Company's Class A Shares and the two indexes.

        COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMPANY, RUSSELL
                              2000 AND PEER GROUP

       MEASUREMENT PERIOD                             DAYTON SUPERIOR
     (FISCAL YEAR COVERED)            PEER GROUP        CORPORATION        RUSSELL 2000
6/30/96                                      100.00             100.00             100.00
12/31/96                                      97.00             100.00             105.00

            APPROVAL OF 1997 STOCK OPTION AND RESTRICTED STOCK PLAN

     At the Annual Meeting, shareholders will vote upon approval of the proposed 1997 Stock Option and Restricted Stock Plan (the "Employee Stock Plan"). The Employee Stock Plan was approved by the Board of Directors of the Company on March 17, 1997, subject to approval by the holders of a majority of the voting power of the Company present in person or by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE EMPLOYEE STOCK PLAN.

     The Company previously utilized stock options as an important component of compensation for key employees. The Company granted 272,750 options to purchase Class A Shares under its 1994 Stock Option Plan and 1995 Stock Option Plan to 19 executive officers and other employees, and no additional options may be granted under either plan. In addition, the Company has granted options to purchase 25,000 Class A Shares to an executive officer under its 1996 Stock Option Plan, and only 75,000 Class A Shares remain available for the grant of additional options under the 1996 Stock Option Plan. The Board of Directors believes that approval of the new Employee Stock Plan will enable the Company to continue to attract, retain and motivate officers and other key employees with a long-term incentive that effectively is tied to the performance of the Company and shareholder value.

     The material features of the Employee Stock Plan are described below. Any shareholder may obtain a copy of the full text of the Employee Stock Plan by making a written request to Dayton Superior Corporation, 721 Richard Street, Miamisburg, Ohio 45342, Attention: Secretary.

GENERAL INFORMATION

     The Employee Stock Plan provides that up to 240,000 Class A Shares may be issued to executive officers and other key employees upon the exercise of stock options or as restricted shares under the plan. Class A Shares subject to options which expire or terminate unexercised or which were granted as restricted shares that do not vest will again be available under the plan. The Class A Shares issued under the Employee Stock Plan may be authorized but unissued shares or treasury shares. Unless otherwise provided by the Plan Administrator at the time an option or restricted shares are granted, the restricted shares and the Class A Shares issued upon exercise of the option will be subject to the Company's Shareholder Agreement.

     The Employee Stock Plan will be administered by the Board of Directors of the Company or a committee of three or more directors to whom that authority is delegated by the Board of Directors (the "Plan Administrator"), subject to the terms of the plan. Unless the Board of Directors delegates the authority to administer the Employee Stock Plan to the Compensation Committee, the Compensation Committee will recommend to the Plan Administrator for approval the persons to whom, and the terms and conditions upon which, stock options and restricted shares will be granted under the Employee Stock Plan. As of the date of this Proxy Statement, there were nine executive officers and approximately 26 other key employees who would be eligible to receive options under the Employee Stock

Plan; however, the number of eligible participants may vary from year to year. No options or restricted shares have been granted under the Employee Stock Plan.

STOCK OPTIONS

     Stock options permit the holder to purchase Class A Shares at the exercise price provided in the option. At the time an option is granted, the Plan Administrator will determine (i) the exercise price of the option, which may not be less than the average of the high and low sale price of a Class A Share on the date the option is granted, (ii) the period, if any, over which the option will vest and (iii) the maximum term of the option, which may not exceed 10 years from the date of grant. For purposes of complying with Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), the Employee Stock Plan limits to 50,000 the number of Class A Shares which may be subject to options granted to any individual under the plan.

     Options granted under the Employee Stock Plan may be incentive stock options intended to qualify for the favorable federal tax treatment accorded under Section 422 of the Code or nonqualified stock options, as designated by the Plan Administrator at the time the option is granted. No incentive stock option can be granted to an officer or key employee who directly or indirectly possesses at the time of grant more than 10% of the combined voting power of the Company, unless the exercise price of the option is at least 110% of the fair market value of the Company's Class A Shares on the date of grant and the option is not exercisable after five years from the date of grant. The aggregate fair market value of Class A Shares with respect to which incentive stock options are exercisable for the first time by an individual in any calendar year cannot exceed $100,000 or such other maximum amount permitted by the Code.

     Generally, an option may be exercised only if the holder has been continuously employed by the Company since the option was granted; however, at the time an option is granted, the Plan Administrator may specify a period (not to exceed the remaining term of the option) within which the option may be exercised after the holder's employment with the Company terminates. If the Plan Administrator does not otherwise determine at or after an option is granted (i) the option will terminate at the time the holder's employment is terminated, if the holder's employment is terminated for cause and (ii) if the holder's employment terminates for any other reason, the option will remain exercisable, to the extent it was exercisable at the time of termination (after giving effect to any acceleration described below) until the earlier of the end of the option term or 90 days (one year, if the termination is as a result of the holder's death, disability or retirement) after the date of termination. If the holder of an option dies during a period following termination of employment during which the option continues to be exercisable, the option will remain exercisable until the earlier of one year from the date of death or the end of the option term. Unless the Plan Administrator otherwise determines at the time an option is granted, an option which otherwise is not exercisable will become exercisable immediately upon the death or disability of the holder, the retirement of the holder from the Company at age 65 or older or the occurrence of a change of control of the Company, as defined in the Employee Stock Plan.

     The exercise price of an option must be paid in full at the time the option is exercised in cash or, at the discretion of the Plan Administrator, by delivering Class A Shares already owned by the holder of the option with a market value equal to the exercise price, by the Company retaining from the Class A Shares to be issued upon the exercise of the option shares having a market value equal to the exercise price or by any combination of cash, already-owned shares and/or retained shares. With the approval of the Plan Administrator, the holder of an option also may pay any withholding taxes due upon exercise of the option with already-owned shares, retained shares or a combination thereof.

     Unless the Plan Administrator otherwise determines, options granted under the Employee Stock Plan will not be transferable.

     With the consent of the holder of an option, the Plan Administrator at any time may authorize the payment to the holder in cancellation of the option of an amount equal to the difference between the fair market value of the Class A Shares which may be acquired upon exercise of the option and the exercise price.

RESTRICTED SHARES

     The Plan Administrator also may issue or transfer restricted shares under the Employee Stock Plan. Restricted shares are Class A Shares that are granted to participants in the Plan subject to restrictions on the full right of ownership. At the time restricted shares are granted, the Plan Administrator will specify a period of time over which the restricted shares will vest or performance conditions that must be satisfied before the restricted shares will vest. If the employment of a holder of restricted shares terminates prior to the time the restricted shares vest (if the restricted shares vest over time) or if the specified performance conditions are not satisfied, the restricted shares become void and the holder has no further rights with respect to the shares. Until such time as restricted shares vest or become void (the "Restriction Period"), the holder is entitled to vote the shares and receive dividends, if any, paid with respect to Class A Shares. During the Restriction Period, however, the holder cannot dispose of the shares, and the Company will hold the certificate(s) for the shares.

     Unless the Plan Administrator otherwise determines at the time restricted shares are issued, the restricted shares will vest immediately upon the death or disability of the holder, the retirement of the holder from the Company at age 65 or older or the occurrence of a change of control of the Company, as defined in the Employee Stock Plan. With the approval of the Plan Administrator, the holder of restricted shares may pay any withholding taxes due upon vesting of the restricted shares with already-owned shares, retained shares or a combination thereof.

ADJUSTMENT

     The number of Class A Shares subject to the Employee Stock Plan, the maximum number of Class A Shares which may be issued upon the exercise of options or as restricted shares to any individual, the number of Class A Shares subject to each outstanding option and the exercise price of each outstanding option will be adjusted appropriately in the event of a change in the outstanding Class A Shares by reason of a share dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other similar event.

AMENDMENT AND TERMINATION

     The Employee Stock Plan will terminate on March 17, 2007. The Board of Directors may terminate the Employee Stock Plan at any time and may amend the plan from time to time; however, any amendment must be approved by the shareholders if necessary to comply with Rule 16b-3 adopted under the Securities Exchange Act of 1934 or any other applicable law, regulation or stock exchange rule. In addition, no amendment or termination of the Employee Stock Plan may affect adversely any outstanding option or restricted share without the consent of the holder of the option or restricted share.

FEDERAL INCOME TAX CONSEQUENCES

     In general, no federal income tax is imposed on the holder at the time an incentive stock option is granted or exercised, except to the extent that alternative minimum tax results from the exercise of the option. The Company is not entitled to a tax deduction in connection with the grant or exercise of an incentive stock option. If the Class A Shares acquired upon exercise of an incentive stock option are held for more than two years after the grant of the option and one year after exercise of the option, then any amount realized upon the disposition of such shares in excess of the holder's tax basis will be taxed as long-term capital gain in the year of disposition and the Company will not be entitled to a tax deduction.

     If the Class A Shares acquired upon exercise of an incentive stock option are disposed of before the above-described holding periods are satisfied, the disposition will be a disqualifying disposition resulting in recognition of ordinary income to the holder at the time of disposition in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the exercise price paid with respect to the shares, or (ii) the excess of the amount received, if any, on the disposition of the shares over the exercise price. If the amount realized on a disqualifying disposition exceeds the fair market value of the shares at the time the option was exercised, then, in addition to recognizing ordinary income, the holder also will recognize long-or short-term capital gain to the extent of the excess of the amount received over the fair market value of the Class A Shares at the time the option was exercised. A disqualifying disposition will entitle the Company to a tax deduction equal to the amount of ordinary income recognized by the holder, provided that the Company satisfies the applicable tax reporting requirements.

     No federal income tax is imposed at the time a nonqualified option is granted. With certain exceptions for payment of the exercise price with already-owned shares, upon exercise of a nonqualified option, the holder realizes ordinary income for federal income tax purposes to the extent that the fair market value of the Class A Shares acquired exceeds the exercise price of the related option on the date of exercise. In addition, the Company is entitled to a deduction for federal income tax purposes at the same time and to the same extent that ordinary income is realized by the holder, provided that the Company satisfies the applicable tax reporting requirements.

     The grant of a restricted share does not result in income to the recipient or a deduction for the Company for federal income tax purposes, assuming the restrictions imposed by the Plan Administrator constitute a "substantial risk of forfeiture" under the Code, as the Company intends. Generally, at the time the restrictions lapse, the holder of restricted shares realizes ordinary income and the Company is entitled to a deduction for federal income tax purposes equal to the fair market value of the restricted shares at that time, provided that the Company satisfies the applicable tax reporting requirements. Any dividends paid to a holder of restricted shares during the Restriction Period are treated as compensation for federal income tax purposes.

            APPROVAL OF 1997 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN

     At the Annual Meeting, shareholders will vote upon approval of the proposed 1997 Nonemployee Directors Stock Option Plan (the "Directors' Option Plan"). The Directors' Option Plan was approved by the Board of Directors of the Company on March 17, 1997, subject to approval by the holders of a majority of the voting power of the Company present in person or by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTORS' OPTION PLAN.

     The Directors' Option Plan is intended to increase the identity of interests among the directors who are not employees of the Company (the "Nonemployee Directors") and the shareholders of the Company. The Company does not currently have a stock option plan for Nonemployee Directors, although their annual retainer is paid entirely in Class A Shares. See "Information Concerning the Board of Directors."

     The material features of the Directors' Option Plan are described below. Any shareholder may obtain a copy of the full text of the Directors' Option Plan by making a written request to Dayton Superior Corporation, 721 Richard Street, Miamisburg, Ohio 45342, Attention: Secretary.

     Stock options permit the holder to purchase Class A Shares at the exercise price provided in the option. The Directors' Option Plan provides for the automatic grant of a nonqualified option to purchase 2,000 Class A Shares to each person who is a Nonemployee Director immediately following the conclusion of each Annual Meeting of Shareholders of the Company during the term of the plan, commencing with the 1997 Annual Meeting. The Board of Directors may limit the directors who are not employed by the Company who may participate in the Directors' Option Plan. The Board of Directors has determined that directors who are employees of Ripplewood initially will not participate in the Directors Plan. As a result, Messrs. Andrews, Diggs and Holmes currently are the only Nonemployee Directors who may participate. If a person first becomes a Nonemployee Director on any date other than the date of an Annual Meeting, that person automatically will be granted an option under the Directors' Option Plan to purchase a prorated portion of 2,000 Class A Shares, based on the number of months elapsed since the previous Annual Meeting. The Directors' Option Plan does not permit any other option grants. The exercise price of each option granted under Directors' Option Plan will be the average of the high and low sale price of a Class A Share on the date the option is granted. Options granted under the Nonemployee Directors' Plan will be fully exercisable at the time of grant.

     Options to purchase a maximum of 40,000 Class A Shares may be granted during the term of the Directors' Option Plan. Class A Shares subject to options which expire or terminate unexercised will again be available under the plan. The Class A Shares that are issued under the Directors' Option Plan will be authorized but unissued shares or treasury shares.

     The term of each option granted under the Directors' Option Plan will be ten years from the date of grant.

     The exercise price of an option must be paid in full at the time the option is exercised in cash or by delivering Class A Shares already owned by the holder of the option with a market value equal to the exercise price, by the Company retaining from the Class A Shares to be issued upon the exercise of the option shares having a market value equal to the exercise price or by any combination of cash, already-owned shares and/or retained shares.

     The number of Class A Shares subject to the Directors' Option Plan, the number of Class A Shares for which an option will be granted annually to each Nonemployee Director, the number of Class A Shares subject to each outstanding option and the exercise price of each outstanding option will be adjusted appropriately in the event of a change in the outstanding Common Shares by reason of a share dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other similar event.

     The Directors' Option Plan will terminate on March 17, 2007. The Board of Directors may terminate the Directors' Option Plan at any time and may amend the plan from time to time; however, any amendment must be approved by the shareholders if necessary to comply with Rule 16b-3 adopted under the Securities Exchange Act of 1934 or any other applicable law, regulation or stock exchange rule. In addition, no amendment or termination of the Directors' Option Plan may affect adversely any outstanding option without the consent of the holder of the option.

     The Directors' Option Plan will be administered by the Board of Directors of the Company, subject to the terms and conditions of the plan.

FEDERAL INCOME TAX CONSEQUENCES

     No federal income tax is imposed at the time a nonqualified option is granted. With certain exceptions for payment of the exercise price with already-owned shares, upon exercise of a nonqualified option, the holder realizes ordinary income for federal income tax purposes to the extent that the fair market value of the Class A Shares acquired exceeds the exercise price of the related option on the date of exercise. In addition, the Company is entitled to a deduction for federal income tax purposes at the same time and to the same extent that ordinary income is realized by the holder, provided that the Company satisfies the applicable tax reporting requirements.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP served as the Company's independent public accountants during the year ended December 31, 1996, and the Board of Directors of the Company has selected Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending December 31, 1997. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to respond to appropriate questions from shareholders.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the meeting other than those described above. If any other matter should properly come before the meeting, or any adjournment thereof, it is intended that the shares represented by proxies in the accompanying form will be voted by the holders of the proxies in their discretion.

     The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by certain officers, directors, and regular employees of the Company, without extra compensation, by telephone, telegraph, or personal interview. Brokerage houses, banks and other persons will be requested to forward solicitation material to the beneficial owners of shares held of record by such persons.

                             SHAREHOLDER PROPOSALS

     A proposal by a shareholder intended for inclusion in the Company's proxy statement and form of proxy for the 1998 Annual Meeting of Shareholders must, in accordance with applicable regulations of the Securities and Exchange Commission, be received by the Company, at 721 Richard Street, Miamisburg, Ohio 45342 on or before November 27, 1997 in order to be eligible for such inclusion. The 1998 Annual Meeting of Shareholders is presently scheduled to be held on May 7, 1998.

                                           By Order of the Board of Directors,

                                           /s/ Douglas L. Good
                                           Douglas L. Good
                                           Secretary

Miamisburg, Ohio
March 27, 1997

                           DAYTON SUPERIOR CORPORATION

                   1997 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                   -------------------------------------------


         1. PURPOSE. The purpose of the Plan is to promote the interests of the shareholders of the Company by increasing the identity of interests among the directors of the Company who are not employees of the Company and the shareholders of the Company.

         2. DEFINITIONS. For purposes of the Plan:

                  "AGREEMENT" means a written agreement between the Company and a Nonemployee Director evidencing the grant of an Option and setting forth the terms and conditions of the Option.

                  "BOARD" means the Board of Directors of the Company.

                  "CHANGE IN CAPITALIZATION" means any increase, reduction or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMON SHARES" means any class of common shares of the Company.

                  "COMPANY" means Dayton Superior Corporation, an Ohio corporation.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FAIR MARKET VALUE" means the average of the highest sale price and the lowest sale price of a Share on the date the value of a Share is to be determined, as reported on the New York Stock Exchange and published in the WALL STREET JOURNAL or, if no sale is reported for such date, then on the next preceding date for which a sale is reported or, if the Shares no longer are traded on the New York Stock Exchange, the determination of such value as shall be determined by the Board in good faith.

                  "NONEMPLOYEE DIRECTOR". means a director of the Company who is not an employee of the Company or any subsidiary of the Company; provided, however, that the Board, in its discretion, from time to time may further limit the directors who constitute Nonemployee Directors for purposes of the Plan.

                  "OPTION" means a right to purchase Shares granted under the Plan. Options granted under the Plan are not intended to qualify as incentive stock options under Section 422 of the Code.

                  "PLAN" means this 1997 Nonemployee Director Stock Option Plan, as amended from time to time.

                  "QUALIFIED DOMESTIC RELATIONS ORDER" means a qualified domestic relations order as defined in Section 414(p)(1)(B) of the Code which satisfies the conditions of Section 414(p)(1)(A) of the Code.

                  "RIPPLEWOOD" means Ripplewood Holdings L.L.C., a Delaware limited liability company.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SHARES" means the Class A Common Shares, without par value, of the Company (including any new, additional or different shares or securities resulting from a Change in Capitalization).

         3. ADMINISTRATION. The Plan shall be administered by the Board. Subject to the express terms and conditions set forth in the Plan, the Board shall have the power from time to time: (i) to construe and interpret the terms of the Plan and the Options including, without limitation, to correct any defect or omission or to reconcile any inconsistency in the Plan or in any Agreement and to establish, amend and revoke rules and regulations for the administration of the Plan, in the manner and to the extent the Board deems necessary or advisable to make the Plan fully effective (and all decisions and determinations by the Board in the exercise of this power shall be final and binding upon the Company and each Nonemployee Director), and (ii) generally, to exercise such powers and to perform such acts as the Board deems necessary or advisable to promote the best interests of the Company with respect to the Plan.

         4. SHARES SUBJECT TO THE PLAN. (a) The maximum number of Shares that may be issued or delivered pursuant to Options granted under the Plan is 40,000, subject to adjustment as provided in Section 9. Such Shares may be authorized but unissued Shares or Shares held in treasury. The Company shall reserve, for purposes of the Plan, out of its authorized but unissued Shares or treasury Shares, or partly out of each, such number of Shares as shall be determined by the Board.

         (b) Whenever any outstanding Option or any portion of an outstanding Option expires, is canceled or otherwise terminates (other than by exercise), the Shares subject to the unexercised portion of the Option which has expired, been canceled or has terminated again shall be available for the grant of Options hereunder without reducing the number of Shares otherwise available under the Plan. Shares which have been surrendered to or withheld by the Company to satisfy all or a portion of the purchase price of an Option or a tax withholding obligation with respect to an Option thereafter shall not be available under the Plan.

         5. GRANT OF OPTIONS. During the term of the Plan: (i) each Person who is a Nonemployee Director immediately following each Annual Meeting of Shareholders of the Company, commencing with the 1997 Annual Meeting of Shareholders, automatically shall be granted an Option to purchase 2,000 Shares, effective as of the date that such Annual Meeting of Shareholders is concluded, and (ii) each person who, after the effective date of the Plan, first becomes a Nonemployee Director at any time other than at an Annual Meeting of Shareholders of the Company shall be granted an Option to purchase a number of Shares (rounded to the nearest whole Share) determined by multiplying 2,000 by a fraction, the numerator of which is twelve less the number of months (rounded to the nearest whole month) from the most recent Annual Meeting of Shareholders of the Company to the date such Person first becomes a Nonemployee Director and the denominator of which is twelve, effective as of the date such Person first becomes a Nonemployee Director. Except as set forth in this Section 5, no Options may be granted under the Plan.

         6. TERMS OF OPTIONS. The terms and conditions of each Option granted under the Plan shall be set forth in an Agreement. Each Option and Agreement shall be subject to the following conditions:

                  (a) EXERCISE PRICE. The exercise price per Share of each Option shall be the Fair Market Value of a Share on the date the Option is granted.

                  (b) DURATION. Each Option shall have a term of ten years from the date the Option is granted.

                  (c) EXERCISABILITY. Each Option granted under the Plan shall be fully exercisable at the time the Option is granted.

                  (d) NON-TRANSFERABILITY. No Option granted under the Plan shall be pledged, assigned, hypothecated or transferred by the Nonemployee Director other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Options may be exercised during the lifetime of a Nonemployee Director only by the Nonemployee Director or the Nonemployee Director's guardian or legal representative or the transferee under a Qualified Domestic Relations Order. A Nonemployee Director may designate a person or persons to receive, in the event of such Nonemployee Director's death, an Option or portion of an Option held by the Nonemployee Director at the time of death or any amount payable with respect thereto to which the Nonemployee Director then would be entitled.

                  (e) EXERCISE OF OPTION. (i) An Option may be exercised only by a written notice delivered to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement. The exercise price for the Shares to be purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or by transferring Shares to the Company or by the retention by the Company of Shares to be issued upon the exercise of such Option, or any combination thereof. Any Shares transferred to the Company or retained by the Company as payment of the exercise price of an Option shall be valued at their Fair Market Value on the date the Option is exercised.

         If required by the Board, the Nonemployee Director shall deliver the Agreement evidencing the Option to the Secretary of the Company, who shall endorse on the Agreement a notation of such exercise and shall return such Agreement to the Nonemployee Director. Any exercise of an Option for fewer than all of the Shares covered by the Option shall be for at least ten Shares. No fractional Shares shall be issued upon the exercise of an Option.

                  (ii) If the Plan or any law, regulation or interpretation requires the Company to take any action regarding the Shares before the Company issues certificates for the Shares being purchased, the Company may delay delivering the certificates for the Shares for the period necessary to take such action; provided, however, that the Company shall use its reasonable best efforts to promptly take any such action. The certificate or certificates representing Shares acquired upon the exercise of an Option may bear a legend restricting the transfer of such Shares to the extent required by applicable law, regulation or interpretation, and the Company may impose stop transfer instructions to implement such restrictions, if applicable.

                  (f) RIGHTS OF NONEMPLOYEE DIRECTOR. No Nonemployee Director shall be deemed for any purpose to be the owner of any Shares subject to an Option unless and until the Option has been validly exercised, the Company has issued and delivered certificates for the Shares to the Nonemployee Director, and the Nonemployee Director's name has been entered as a shareholder of record on the books of the Company.

                  (g) AMENDMENT OF OPTIONS. Subject to the terms and provisions of the Plan, the Board may amend any outstanding Option in any respect; provided, however, that (i) no such amendment shall reduce the exercise price of the Option (except to set forth an adjustment in the exercise price made pursuant to Section 9), and (ii) the consent of the Nonemployee Director of the Option to such amendment must be obtained if the amendment would adversely affect the rights of the Nonemployee Director under the Option.

         7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of a Change in Capitalization, the Board shall determine the appropriate adjustments, if any, to the maximum number and class of shares with respect to which Options may be granted under the Plan, the number and class of shares subject to outstanding Options granted under the Plan and the exercise price thereof, if applicable, and any such determination by the Board shall be conclusive.

         8. TERMINATION AND AMENDMENT OF THE PLAN. Unless earlier terminated by the Board, the Plan shall terminate on March 17, 2007 (or such earlier date as of which the maximum number of Shares which may be issued or delivered upon the exercise of Options granted under the Plan have been so issued or delivered), and no Options thereafter shall be granted under the Plan. The Board may terminate the Plan at any time and may amend the Plan and outstanding Agreements from time to time; provided, however, that no such amendment shall be effective unless approved by the shareholders of the Company, if such shareholder approval is required (a) so that transactions hereunder will be exempt under Rule 16b-3 under the Exchange Act or (b) to comply with any other applicable law, regulation or stock exchange rule. The rights and obligations of a Nonemployee Director with respect to any Option outstanding at the time of any such amendment to the Plan or any Agreement shall not be adversely altered or impaired by such amendment, except with the consent of such Nonemployee Director.

         9. GOVERNING LAW; APPROVALS. (a) The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Ohio without giving effect to the choice of law principles thereof.

         (b) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws and the rules of any stock exchange on which the Shares are listed.

         (c) If at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares upon the exercise of an Option, no Option shall be granted or payment made or Shares issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

         10. EFFECTIVE DATE. The Plan was approved by the Board on March 17, 1997, subject to approval by the affirmative vote of the holders of Common Shares entitling them to a majority of the voting power of the Company present in person or by proxy at the Annual Meeting of Shareholders of the Company to be held on May 8, 1997. The Plan shall become effective upon the approval of Plan by the holders of Common Shares entitling them to exercise a majority of the voting power of the Company present at the Annual Meeting of Shareholders in person or in proxy.

                           DAYTON SUPERIOR CORPORATION

                   1997 STOCK OPTION AND RESTRICTED STOCK PLAN
                   -------------------------------------------


         1. PURPOSE. The purpose of the Plan is to enable the Company to continue to attract, retain and motivate those officers and other key employees of the Company whose substantial contributions are essential to the growth and success of the Company's business with a long-term incentive that effectively is tied to the performance of the Company and shareholder value.

         2. DEFINITIONS. For purposes of this Plan:

                  "AGREEMENT" means a written agreement between the Company and a Holder evidencing the grant of an Option and setting forth the terms and conditions of the Option or evidencing the grant of Restricted Shares and setting forth the terms and conditions of the Restricted Shares.

                  "BOARD" means the Board of Directors of the Company.

                  "CAUSE" means (i) the willful neglect by the Holder of, or the refusal by the Holder to perform, the Holder's duties or responsibilities, or any willful act by the Holder which materially impairs the ability of the Holder to perform the Holder's duties or responsibilities and which act continues after being brought to the attention of the Holder (other than any such failure resulting from the Holder's incapacity due to physical or mental illness), or (ii) any willful act or failure to act by the Holder which is materially injurious to the Company.

                  "CHANGE IN CAPITALIZATION" means any increase, reduction or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

                  "CHANGE OF CONTROL" means a change of control after the date this Plan becomes effective of a nature that would be required to be reported in response to Item 6(e) of Schedule 14 of Regulation 14A promulgated under the Exchange Act or any similar successor disclosure provisions. Without limiting the foregoing, a Change of Control shall be deemed to have occurred for purposes of the Plan regardless of the provisions of the Exchange Act, if (i) any "person," as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company, any subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary, Ripplewood or any affiliate of Ripplewood), including any "group" of persons, becomes the beneficial owner (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company which, together with any other securities of the Company theretofore directly or indirectly beneficially owned by such person, represent 20% or more of the combined voting power of the Company's then outstanding securities; or (ii) at any election or series of elections, persons not proposed for nomination or nominated by the Board are elected as directors of the Company and together constitute 50% or more of the Board.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMITTEE" means the Compensation and Benefits Committee or other committee of the Board to which the Board has delegated administration of the Plan or, in the absence of such delegation, the Board.

                  "COMMON SHARES" means any class of common shares of the Company.

                  "COMPANY" means Dayton Superior Corporation, an Ohio corporation; provided, however, that when used herein in connection with the employment of any Person, "COMPANY" also shall include any subsidiary of the Company.

                  "DISABILITY" has the meaning ascribed to such term in the Company's disability program as in effect at the time.

                  "ELIGIBLE EMPLOYEE" means any officer or other key employee of the Company designated by the Committee as eligible to receive Options or Restricted Shares subject to the conditions set forth herein.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FAIR MARKET VALUE" means the average of the highest sale price and the lowest sale price of a Share on the date the value of a Share is to be determined, as reported on the New York Stock Exchange and published in the WALL STREET JOURNAL or, if no sale is reported for such date, then on the next preceding date for which a sale is reported or, if the Shares no longer are traded on the New York Stock Exchange, such value as shall be determined by the Committee in good faith.

                  "HOLDER" means a Person to whom an Option or Restricted Shares have been granted or any permitted transferee of any such Option or Restricted Shares under the terms of the Plan.

                  "INCENTIVE STOCK OPTION" means an Option granted under the Plan which qualifies as an incentive stock option under Section 422 of the Code.

                  "NONQUALIFIED OPTION" means an Option granted under the Plan which by its terms does not qualify as an Incentive Stock Option.

                  "OPTION" means a right to purchase Shares granted under the Plan. An Option may be a Nonqualified Option or an Incentive Stock Option.

                  "PERSON" means a corporation, an association, a partnership, an organization, a business, an individual, a government or a subdivision thereof or a governmental agency.

                  "PLAN" means this 1997 Stock Option and Restricted Stock Plan, as amended from time to time.

                  "QUALIFIED DOMESTIC RELATIONS ORDER" means a qualified domestic relations order as defined in Section 414(p)(1)(B) of the Code which satisfies the conditions of Section 414(p)(1)(A) of the Code.

                  "RESTRICTED SHARES" means Shares granted under the Plan which are subject to a risk of forfeiture and which may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until certain conditions specified by the Committee have been satisfied.

                  "RETIREMENT" has the meaning ascribed to such term in the Company's retirement program as in effect at the time.

                  "RIPPLEWOOD" means Ripplewood Holdings L.L.C., a Delaware limited liability company.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SHAREHOLDER AGREEMENT" means that certain Amended and Restated Shareholder Agreement, as amended, among the Company, Ripplewood and certain other shareholders of the Company, as the same may be further amended from time to time.

                  "SHARES" means the Class A Common Shares, without par value, of the Company (including any new, additional or different shares or securities resulting from a Change in Capitalization).

                  "TAX DATE" means the date as of which the amount of a withholding tax payment with respect to the exercise of an Option or with respect to Restricted Shares is calculated.

         3. ADMINISTRATION. (a) The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall constitute the act of the Committee. Any action reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been taken at a meeting.

         (b) Subject to the express terms and conditions set forth in the Plan, the Committee shall have the power from time to time:

                    (i) to determine those Eligible Employees to whom Options and Restricted Shares are granted under the Plan and the number of Options and/or Restricted Shares to be granted to each and to prescribe the terms and conditions (which need not be identical) of each Option, including the exercise price per Share of each Option, and of each Restricted Share;

                   (ii) to construe and interpret the terms of the Plan, the Options and the Restricted Shares including, without limitation, to correct any defect or omission or to reconcile any inconsistency in the Plan or in any Agreement and to establish, amend and revoke rules and regulations for the administration of the Plan, in the manner and to the extent the Committee deems necessary or advisable to make the Plan fully effective (and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and each Holder);

                  (iii) to determine the duration and permitted purposes for any leave of absence which may be granted to a Holder without constituting a termination of the Holder's employment for purposes of the Plan;

                   (iv) to authorize the payment to a Holder, but only with the consent of the Holder, in exchange for the cancellation of all or part of an Option held by the Holder, of cash in an amount not to exceed the difference between the aggregate Fair Market Value of the Shares with respect to which the Option is being canceled (as of the effective date of such cancellation) and the aggregate exercise price of the Option being cancelled; and

                    (v) generally, to exercise such powers and to perform such acts as the Committee deems necessary or advisable to promote the best interests of the Company with respect to the Plan.

         4. SHARES SUBJECT TO THE PLAN. (a) The maximum number of Shares that may be issued or delivered pursuant to Options granted under the Plan or granted as Restricted Shares under the Plan is 240,000, subject to adjustment as provided in Section 9. Such Shares may be authorized but unissued Shares or Shares held in treasury. The Company shall reserve, for purposes of the Plan, out of its authorized but unissued Shares or treasury Shares, or partly out of each, such number of Shares as shall be determined by the Board.

         (b) Whenever any outstanding Option or any portion of an outstanding Option expires, is canceled or otherwise terminates (other than by exercise) or whenever any Restricted Share is forfeited, the Shares subject to the unexercised portion of the Option which has expired, been canceled or has terminated or the Restricted Share which is forfeited again shall be available for the grant of Options and Restricted Shares hereunder without reducing the number of Shares otherwise available under the Plan. Shares which have been surrendered to or withheld by the Company to satisfy all or a portion of the purchase price of an Option or a tax withholding obligation with respect to an Option or Restricted Shares thereafter shall not be available under the Plan.

         5. OPTIONS. The terms and conditions of each Option granted under the Plan shall be set forth in an Agreement. The terms of any Option may differ from the terms of other Options granted under the Plan at the same time or at any other time. The Committee may grant more than one Option to a Person during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Person; provided, however, that the maximum aggregate number of Shares as to which Options may be granted under the Plan to any Person during the term of the Plan is 50,000. Each Option and Agreement shall be subject to the following conditions:

                  (a) EXERCISE PRICE. No Option may be granted under the Plan with an exercise price per Share which is less than the Fair Market Value of a Share on the date the Option is granted.

                  (b) DURATION. Options shall be for such term as the Committee determines at the time the Option is granted; provided, however, that no Option shall be exercisable for a period of more than ten years from the date the Option is granted. Subsequent to the granting of an Option with a term of less than ten years, the Committee may extend the term of the Option to any date before the tenth anniversary of the date of grant.

                  (c) NON-TRANSFERABILITY. Unless otherwise provided in the Agreement with respect to an Option, no Option granted under the Plan shall be pledged, assigned, hypothecated or transferred by the Holder other than by will or the laws of descent and distribution. Nonqualified Options also may be transferred pursuant to a Qualified Domestic Relations Order. Options may be exercised during the lifetime of a Holder only by the Holder or the Holder's guardian or legal representative. With the consent of the Committee, a Holder may designate a person or persons to receive, in the event of such Holder's death, an Option or portion of an Option held by the Holder at the time of death or any amount payable with respect thereto to which the Holder then would be entitled.

                  (d) EXERCISABILITY. Subject to acceleration as provided in
         Section 5(e), at the time an Option is granted the Committee may provide that the Option may be exercised in full or in part only after the passage of a specified period or periods of time following the date of grant or only if specified conditions have been satisfied. The Committee may accelerate the exercisability of any Option or any portion of an Option at any time. Subject to the ten-year limitation set forth in Section 5(b), the Committee may waive or modify at any time, either before or after an Option is granted, any condition, limitation or restriction with respect to the exercise of such Option imposed by or pursuant to this Section 5 or Section 6 in such circumstances as the Committee, in its discretion, may deem appropriate; provided, however, that any such waiver or modification with respect to an outstanding Option shall be subject to the limitations applicable to amendments to outstanding Options set forth in Section 5(j).

                  (e) ACCELERATION OF EXERCISABILITY. Notwithstanding Section 5(d), unless otherwise provided in the Agreement with respect to an Option, each Option shall become immediately exercisable upon a Change of Control, upon the death or Disability of the Holder of the Option or upon the Retirement of the Holder of the Option, if at the time of such Retirement the Holder is age 65 or older.

                  (f) TERMINATION OF EMPLOYMENT. (i) Unless otherwise set forth in the Agreement with respect to an Option, if the original Holder of an Option ceases to be employed by the Company, all Options held by the Holder or any permitted transferee shall terminate as follows:

                           (A) If the termination of the Holder's employment is
                  due to death, Disability or Retirement, each Option held by the Holder shall continue to be exercisable (to the extent exercisable at the time the Holder's employment terminates, including as a result of any acceleration in accordance with
                  Section 5(e)) by the Holder, the Holder's estate or any person who acquired the right to exercise the Option by bequest, inheritance or designation permitted by Section 5(c) for a period of one year following such termination of employment (but, in no event, beyond the original term of the Option), at the end of which period the Option shall terminate in full;

                           (B) If the termination of the Holder's employment is
                  for any reason other than death, Disability, Retirement or Cause, each Option held by the Holder shall continue to be exercisable (to the extent exercisable at the time the Holder's employment terminates) for a period of 90 days following such termination of employment (but, in no event, beyond the original term of the Option), at the end of which period the Option shall terminate in full;

                           (C) If the Holder's employment is terminated by the
                  Company for Cause, each Option held by the Holder, whether exercisable or not, shall be terminated in full upon such termination of employment; and

                           (D) If the Holder dies following termination of the
                  Holder's employment but during the period in which an Option held by the Holder continues to be exercisable in accordance with this Section 5(f), such Option shall continue to be exercisable (to the extent exercisable at the time of Holder's death) by the Holder's estate or by the person who acquired the right to exercise the Option by bequest, inheritance or designation permitted by Section 5(c) for a period of one year following the date of the Holder's death (but, in no event, beyond the original term of the Option).

         Notwithstanding the foregoing, the Committee may provide, at the time an Option is granted or thereafter, that an Option may be exercised after the periods provided for in this Section 5(f) (but, in no event, beyond the original term of the Option).

                  (ii) At any time that a Holder has the right to exercise an Option during a period following termination of employment in accordance with clause (A), (B) or (D) of Section 5(f)(i), the Company shall have the right to cancel the Option by so notifying the Holder in writing and agreeing to pay to the Holder, within 10 days, an amount equal to the number of Shares subject to the Option multiplied by the amount, if any, by which the Fair Market Value of a Share determined as of the date the Company gives such notice exceeds the exercise price per Share of the Option.

                  (g) EXERCISE OF OPTION. (i) An Option may be exercised only by a written notice delivered to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement. The exercise price for the Shares to be purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee may approve, by transferring Shares to the Company or by the retention by the Company of Shares to be issued upon the exercise of such Option, or any combination thereof. Any Shares transferred to the Company or retained by the Company as payment of the exercise price of an Option shall be valued at their Fair Market Value on the date the Option is exercised. If required by the Committee, the Holder shall deliver the Agreement evidencing the Option to the Secretary of the Company, who shall endorse on the Agreement a notation of such exercise and shall return such Agreement to the Holder. Any exercise of an Option for fewer than all of the Shares covered by the Option shall be for at least ten Shares. No fractional Shares shall be issued upon the exercise of an Option.

                  (ii) If the Plan or any law, regulation or interpretation requires the Company to take any action regarding the Shares before the Company issues certificates for the Shares being purchased, the Company may delay delivering the certificates for the Shares for the period necessary to take such action; provided, however, that the Company shall use its reasonable best efforts to promptly take any such action. The certificate or certificates representing Shares acquired upon the exercise of an Option may bear a legend restricting the transfer of such Shares to the extent required by applicable law, regulation or interpretation, and the Company may impose stop transfer instructions to implement such restrictions, if applicable.

                  (h) RIGHTS OF HOLDER. No Holder shall be deemed for any purpose to be the owner of any Shares subject to an Option unless and until the Option has been validly exercised, the Company has issued and delivered certificates for the Shares to the Holder, and the Holder's name has been entered as a shareholder of record on the books of the Company.

                  (i) SHAREHOLDER AGREEMENT. Unless otherwise expressly provided in the Agreement at the time an Option is granted, if a Holder who is not bound by the terms of the Shareholder Agreement exercises an Option, the Holder shall become a party to, and shall become bound by, the Shareholder Agreement and shall execute any instrument which the Committee reasonably determines is necessary for such purpose. Upon the exercise of an Option by a Holder who is already bound by the terms of the Shareholder Agreement, the Shares acquired by the Holder shall be subject to the Shareholder Agreement, and the Holder shall execute any instrument which the Committee reasonably determines is necessary for such purpose.

                  (j) AMENDMENT OF OPTIONS. Subject to the terms and provisions of the Plan, the Committee may amend any outstanding Option in any respect; provided, however, that (i) no such amendment shall reduce the exercise price of the Option (except to set forth an adjustment in the exercise price made pursuant to Section 9), and (ii) the consent of the Holder of the Option to such amendment must be obtained if the amendment would adversely affect the rights of the Holder under the Option.

                  (k) CERTAIN OPTION EXERCISES PROHIBITED. No Holder of an Option shall make any elective contribution or employee contribution (as defined for purposes of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4)) to the Plan (i.e., an exercise of an Option with cash or check) during the 12-month period after the Holder's receipt of a deemed hardship distribution (as defined for purposes of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)) from a plan of the Company (or of a related party, as defined for purposes of Code Section 414(b), (c), (m) or (o)) which contains a cash or deferred arrangement under Section 401(k) of the Code; provided, however, that the foregoing shall not apply if and to the extent that the Committee determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

         6. ADDITIONAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. (a) The following additional terms and provisions shall apply to all Incentive Stock Options granted under the Plan, notwithstanding any provision of Section 5 to the contrary:

                  (i) No Incentive Stock Option shall be granted to an officer or other employee who holds, directly or indirectly (as provided in Section 424(d) of the Code), at the time of grant more than 10% of the combined voting power of all classes of capital shares of the Company or any subsidiary unless (i) the exercise price is at least 110% of the Fair Market Value of the Shares subject to the Incentive Stock Option on the date the Incentive Stock Option is granted, and (ii) the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant;

                  (ii) The aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year shall not exceed $100,000, or such other maximum amount permitted by the Code; and

                  (iii) No Incentive Stock Option may be granted after March 16, 2007.

         (b) The Committee may grant Incentive Stock Options from time to time to employees of the Company who formerly were employed by a corporation with which the Company has entered into a transaction described in Section 424(a) of the Code in substitution for incentive stock options held by such persons. Any Incentive Stock Options so granted shall be on such terms and conditions as may be necessary for the grant to be treated as a substitution under Section 424(a) of the Code. To the extent contemplated by Section 424(a) of the Code, any Incentive Stock Options so granted need not comply with the restrictions set forth in Section 5(a) and 6(a) above.

         7. RESTRICTED SHARES. The terms and conditions of Restricted Shares granted under the Plan (including, without limitation, the restrictions applicable to the Restricted Shares) shall be set forth in an Agreement. The Committee may grant more than one Restricted Share to a Holder during the term of this Plan. Each Restricted Share shall be subject to the following conditions:

                  (a) RESTRICTIONS. At the time Restricted Shares are granted, the Committee shall specify the restrictions applicable to such Restricted Shares and the conditions under which the Restricted Shares will be forfeited to the Company and the conditions under which the restrictions applicable to the Restricted Shares will lapse. The conditions with respect to lapse and forfeiture applicable to the Restricted Shares granted under the Plan shall be intended to create a risk of forfeiture, as determined for purposes of the Code. Such conditions may include, without limitation, passage of a specified period of time during which the Holder must remain employed by the Company and/or satisfaction of specified performance objectives within a specified period of time. The restrictions and the conditions with respect to lapse and forfeiture applicable to Restricted Shares need not be uniform for all Restricted Shares granted under the Plan or for all Restricted Shares granted to any Person under the Plan.

                  (b) RIGHTS OF HOLDERS OF RESTRICTED SHARES. Except as otherwise provided the Plan or in the Agreement with respect to Restricted Shares, a Holder of Restricted Shares granted under the Plan shall have all of the rights of a beneficial owner of such Shares (including, without limitation, the right to receive dividends with respect to such Restricted Shares and to vote such Restricted Shares) unless and until the Restricted Shares are forfeited in accordance with the terms of the Plan and the Agreement with respect to such Restricted Shares. Notwithstanding the foregoing, however, a Holder of Restricted Shares shall not be entitled to receive a certificate with respect to the Restricted Shares prior to the time the restrictions with respect to such Restricted Shares lapse. The Company, however, shall issue a certificate or certificates with respect to Restricted Shares in the name of the Holder, which it shall pending lapse of the restrictions with respect to such Restricted Shares or forfeiture of such Restricted Shares or shall issue the Restricted Shares in the Holder's name in uncertificated form.

                  (c) TRANSFERABILITY. Restricted Shares shall not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the time the restrictions with respect to such Restricted Shares lapse, and any attempt by the Holder of the Restricted Shares to do any of the foregoing shall be void..

                  (d) LAPSE OF RESTRICTIONS. Upon satisfaction of all conditions to the lapse of the restrictions with respect to Restricted Shares specified in the Plan or the Agreement with respect to such Restricted Shares, or at such earlier time as is provided in Section 7(f), all restrictions with respect to the Restricted Shares shall lapse (and all rights of the Holder of such Restricted Shares immediately will vest), and the Company shall deliver to the Holder (or the Holder's beneficiary or estate) a certificate or certificates representing the Shares that formerly were Restricted Shares, free of all restrictions imposed pursuant to the Agreement and this Section 8 (other than as provided in Section 7(g)).

                  (e) FORFEITURE OF RESTRICTED SHARES. If, prior to the time that the restrictions with respect to Restricted Shares lapse in accordance with Section 7(d), a Holder of Restricted Shares ceases to be employed by the Company for any reason other than death, Disability or Retirement at age 65, or in such other circumstances as are specified in the Agreement with respect to the Restricted Shares, the Restricted Shares shall be forfeited, unless the Committee otherwise determines prior to the forfeiture.

                  (f) ACCELERATION OF VESTING. Notwithstanding the restrictions imposed under Section 7(a) with respect to Restricted Shares, unless otherwise provided in the Agreement with respect to Restricted Shares, all restrictions with respect to Restricted Shares shall lapse (and all rights of the Holder of such Restricted Shares immediately shall vest) upon a Change of Control, upon the death or Disability of the Holder of the Restricted Shares or upon the Retirement of the Holder of the Restricted Shares, if at the time of such Retirement the Holder is age 65 or older

                  (g) SHAREHOLDER AGREEMENT. Unless otherwise expressly provided in the Agreement at the time Restricted Shares are granted, a Person to whom Restricted Shares are granted who is not bound by the term of the Shareholder Agreement shall become a party to, and shall become bound by, the Shareholder Agreement at the time of such grant and shall execute any instrument which the Committee reasonably determines is necessary for such purpose. If a Person who already is bound by the terms of the Shareholder Agreement is granted Restricted Shares, the Restricted Shares shall be granted subject to the Shareholder Agreement, and the Holder shall execute any instrument which the Committee reasonably determines is necessary for such purpose.

         8. TAX WITHHOLDING. With the approval of the Committee, the Holder of an Option or Restricted Shares as to which the restrictions have lapsed may elect to have the Company retain from the Shares to be issued upon the exercise of an Option or from the certificate with respect to the formerly Restricted Shares to be delivered to the Holder, or may deliver to the Company, a number of Shares having a Fair Market Value on the Tax Date equal to all or any part of the federal, state and local withholding tax payments (whether mandatory or permissive) to be made on behalf of the Holder with respect to the exercise of the Option or the lapse of the restrictions with respect to such Restricted Shares (up to a maximum amount determined by the Holder's top marginal tax rate) in lieu of making such payments in cash. The Committee may establish rules or limitations with respect to the exercise of the rights described in this Section 8 from time to time; provided, however, that any such election made by a person subject to Section 16 of the Exchange Act must be made in accordance with any applicable rules established thereunder.

         9. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of a Change in Capitalization, the Board or the Committee shall determine the appropriate adjustments, if any, to the maximum number and class of shares with respect to which Options or Restricted Shares may be granted under the Plan, the number and class of shares subject to outstanding Options granted under the Plan and the exercise price thereof, if applicable, and the number and class of outstanding Restricted Shares granted under the Plan as to which the restrictions have not lapsed, and any such determination by the Board or the Committee shall be conclusive. Any additional Restricted Shares issued pursuant to an adjustment made under this section with respect to outstanding Restricted Shares shall be subject to the same restrictions and conditions with respect to lapse of such restrictions and forfeiture as the outstanding Restricted Shares with respect to which the additional Restricted Shares are issued.

         10. TERMINATION AND AMENDMENT OF THE PLAN. Unless earlier terminated by the Board, the Plan shall terminate on March 17, 2007, and no Options or Restricted Shares thereafter may be granted under the Plan. The Board may terminate the Plan at any time and may amend the Plan and outstanding Agreements from time to time; provided, however, that no such amendment shall be effective unless approved by the shareholders of the Company, if such shareholder approval is required (a) so that transactions hereunder will be exempt under Rule 16b-3 under the Exchange Act or (b) to comply with any other applicable law, regulation or stock exchange rule. The rights and obligations of a Holder with respect to any Option or Restricted Shares outstanding at the time of any such amendment to the Plan or any Agreement shall not be adversely altered or impaired by such amendment, except with the consent of such Holder.

         11. GOVERNING LAW; APPROVALS. (a) The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Ohio without giving effect to the choice of law principles thereof.

         (b) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan and the grant of Restricted Shares under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws and the rules of any stock exchange on which the Shares are listed.

         (c) If at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Restricted Shares or the issuance of Shares upon the exercise of an Option, no Option or Restricted Shares shall be granted or payment made or Shares issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

         12. EFFECTIVE DATE. The Plan was approved by the Board on March 17, 1997, subject to approval by the affirmative vote of the holders of Common Shares entitling them to a majority of the voting power of the Company present in person or by proxy at the Annual Meeting of Shareholders of the Company to be held on May 8, 1997. The Plan shall become effective upon the approval of Plan by the holders of Common Shares entitling them to exercise a majority of the voting power of the Company present at the Annual Meeting of Shareholders in person or in proxy.

                           DAYTON SUPERIOR CORPORATION
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 8, 1997


The undersigned holder of the Class A Common Shares of DAYTON SUPERIOR CORPORATION, an Ohio corporation (the "Company"), hereby appoints John A. Ciccarelli, Matthew O. Diggs, Jr. and Robert B. Holmes, and each of them, attorneys of the undersigned, with power of substitution, to vote all of the Class A Common Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 8, 1997 and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. A VOTE FOR PROPOSALS 1, 2 AND 3 IS RECOMMENDED. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                       (TO BE VOTED AND SIGNED ON REVERSE)

[X]      Please mark your votes
         as in this example.                                                                            For     Against    Abstain


1.  ELECTION OF   FOR      WITHHOLD         Nominees:  William F. Andrews     2.   Approval of the 1997  / /      / /        / /
     DIRECTORS             AUTHORITY                   John A. Ciccarelli          Stock Option and
                           to vote for all             Timothy C. Collins          Restricted Stock Plan
                           nominees listed             Matthew O. Diggs, Jr.
                  / /        / /                       Matthew M. Guerreiro   3.   Approval of the 1997  / /      / /        / /
                                                       Robert B. Holmes            Nonemployee Directors
                                                                                   Stock Option Plan
FOR, except vote withheld from the following
nominees:                                                                     4.   In their discretion, upon
                                                                                   such other business as may
-------------------------------------                                              properly come before the
                                                                                   meeting or any adjournment
                                                                                   thereof.


                                                            Receipt is acknowledged of Notice of the above meeting, the Proxy
                                                            Statement relating thereto and the 1997 Annual report to Shareholders.


                                                            Please complete, sign, date and return this proxy promptly in the envelope provided, which requires no postage if mailed in the United
                                                            States.



SIGNATURE(S)________________________________   DATE__________  SIGNATURE(S)________________________________  DATE___________

NOTE:    Shareholders should date this proxy and sign here exactly as name appears above. If shares are held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.